                                                                    EXHIBIT 99.p


                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                 (A MINNESOTA LIMITED PARTNERSHIP)

                 FINANCIAL STATEMENTS
                 AS OF DECEMBER 31, 1994 AND 1993,
                 TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
CRICO of Trailway Pond II Limited Partnership
(A Minnesota Limited Partnership):

We have audited the accompanying balance sheets - income tax basis - of CRICO of Trailway Pond II Limited Partnership (a Minnesota limited partnership, the "Partnership") as of December 31, 1994 and 1993, and the related income tax basis statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements and the schedule referred to below are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and the schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 3, these financial statements were prepared on the income tax basis of accounting, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CRICO of Trailway Pond II Limited Partnership as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended, on the income tax basis of accounting described in Note 3.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 5, the Partnership was in default at December 31, 1994, with regard to the mortgage loan agreement, due to its inability to generate sufficient cash flow to meet its contractual obligations. Additionally, the Partnership does not expect to be able to generate sufficient cash flow to meet its contractual obligations under the mortgage loan agreement in 1995. The Partnership's lender, an affiliated entity, has represented that it will not foreclose on the Partnership's defaulted loan prior to January 2, 1996. However, the Partnership does not expect to be able to cure the default at that time. While the lender has no plans to foreclose on the property in 1996, there can be no assurance that the lender will not sell or assign its rights under the mortgage loan agreement in 1995 or exercise its rights subsequent to January 2, 1996. This issue raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plan in regard to this matter is also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The U.S. Department of Housing and Urban Development Statement of Profit and Loss (Schedule I) is presented for purposes of additional analysis and is not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                                             Arthur Andersen LLP

Washington, D.C.,
January 30, 1995

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1994 AND 1993

                                     ASSETS

                                              1994          1993
                                              ----          ----
FIXED ASSETS:
 Land                                     $ 1,113,662   $ 1,113,662
 Building and improvements                  8,959,385     8,941,385
 Furniture, fixtures and equipment            805,312       805,312
                                          -----------   -----------
  Total                                    10,878,359    10,860,359
                                          -----------   -----------
LESS- Accumulated depreciation             (1,791,872)   (1,363,453)
                                          -----------   -----------
  Net fixed assets                          9,086,487     9,496,906
                                          -----------   -----------
CURRENT ASSETS:
 Cash                                          58,952        39,734
 Accounts receivable                                -         2,232
 Prepaid insurance                             10,739         2,554
 Other prepaids                                 6,983         7,313
                                          -----------   -----------
  Total current assets                         76,674        51,833
                                          -----------   -----------
RESTRICTED CASH:
 Tenants' security deposits, separately
  held in an interest-bearing account          46,799        42,909
 Escrow deposits                              234,966       212,820
                                          -----------   -----------
  Total restricted cash                       281,765       255,729
                                          -----------   -----------
OTHER ASSETS-
 Favorable financing, net of
  accumulated amortization of $552,867
  and $737,156, respectively                  798,586       982,875
                                          -----------   -----------
   Total assets                           $10,243,512   $10,787,343
                                          ===========   ===========


      The accompanying notes are an integral part of these balance sheets.

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1994 AND 1993

                       LIABILITIES AND PARTNERS' DEFICIT

                                   1994           1993
                                   ----           ----
CURRENT LIABILITIES:
   Accounts payable           $    28,635   $    17,806
   Accrued mortgage service
    fee                           188,064       125,376
   Accrued interest             2,140,876     1,598,263
   Special assessment
    payable                         7,616        12,041
   Mortgage loan payable       10,030,000    10,030,000
                              -----------   -----------
           Total current
            liabilities        12,395,191    11,783,486

TENANTS' SECURITY
    DEPOSITS                       46,799        42,909

   SPECIAL ASSESSMENTS
    PAYABLE, net of current
    portion                        65,079        72,695

   CONSTRUCTION PERIOD
    DEFERRED BASE INTEREST
    PAYABLE                     1,358,359     1,358,359
                              -----------   -----------
             Total
              liabilities      13,865,428    13,257,449
                              -----------   -----------
   PARTNERS' DEFICIT           (3,621,916)   (2,470,106)
                              -----------   -----------
           Total
            liabilities and
            partners'
            deficit           $10,243,512   $10,787,343
                              ===========   ===========


      The accompanying notes are an integral part of these balance sheets.

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                              (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                 1994          1993
                                 ----          ----
OPERATING INCOME:
  Rental income              $ 1,168,548   $ 1,150,206
  Interest income                  8,741         7,528
  Other income                    61,779        42,252
                              ----------   -----------
          Total operating
           income              1,239,068     1,199,986
                              ----------   -----------
OPERATING EXPENSES:
  Real estate taxes              199,934       215,643
  Repairs and maintenance         97,511       131,568
  Salaries and related           118,030       108,117
   payroll costs
  Fuel and utilities              96,872        86,342
  Management fee                  45,420        48,837
  Marketing                       63,755        43,721
  Insurance                       13,190        40,851
  Professional fees               12,915         8,670
  Other                           44,702        29,012
                              ----------   -----------
          Total operating
           expenses              692,329       712,761
                              ----------   -----------
          Income from
           operations            546,739       487,225
DEPRECIATION                     428,419       473,537
AMORTIZATION OF FAVORABLE
 FINANCING                       184,289       184,289
INTEREST ON MORTGAGE LOAN      1,003,000     1,003,000
FEES ON MORTGAGE LOAN             75,225        75,225
INTEREST ON SPECIAL
 ASSESSMENTS                       7,616         8,699
                             -----------   -----------
          Net loss           $(1,151,810)  $(1,257,525)
                             ===========   ===========


        The accompanying notes are an integral part of these statements.

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993


                                     GENERAL         LIMITED
                                     PARTNER         PARTNER        TOTAL
                                     -------         -------        -----
PARTNERS' DEFICIT,
 December 31, 1992                  $(23,364)      $(1,189,217)  $(1,212,581)
    Net loss                         (11,994)       (1,245,531)   (1,257,525)
                                    --------       -----------   -----------
PARTNERS' DEFICIT,
 December 31, 1993                   (35,358)       (2,434,748)   (2,470,106)
    Net loss                         (11,047)       (1,140,763)   (1,151,810)
                                    --------       -----------   -----------
PARTNERS' DEFICIT,
 December 31, 1994                  $(46,405)      $(3,575,511)  $(3,621,916)
                                    ========       ===========   ===========


        The accompanying notes are an integral part of these statements.

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                              1994          1993
                                              ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                 $(1,151,810)  $(1,257,525)
 Adjustments to reconcile net loss to
  net cash provided by operating
  activities-
  Depreciation and amortization               612,708       657,826
  Payments made to restricted funds
   held by bond trustee                      (296,444)     (276,671)
    Disbursements made from insurance
     and tax escrow                           298,172       305,109
    Interest earned on restricted funds        (7,510)       (6,614)
    Proceeds received in escrow for tax
     refund                                   (16,364)      (14,646)
    Increase/decrease in assets and
     liabilities:
     Accounts receivable                        2,232           524
     Prepaid insurance                         (8,185)       12,263
     Other prepaids                               330             -
     Accounts payable                          10,829         7,120
     Accrued mortgage service fee              62,688        62,688
     Accrued interest                         542,613       553,436
     Due to affiliates                              -        (6,772)
     Special assessments payable              (12,041)      (12,041)
                                          -----------   -----------
Cash provided by operating activities          37,218        24,697
                                          -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES-
   Purchase of fixed assets                   (18,000)       (4,473)
                                          -----------   -----------
NET INCREASE IN CASH                           19,218        20,224

CASH, beginning of year                        39,734        19,510
                                          -----------   -----------
CASH, end of year                         $    58,952   $    39,734
                                          ===========   ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION-
Cash paid during the year for interest    $   460,387   $   449,564
                                          ===========   ===========


        The accompanying notes are an integral part of these statements.

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1994 AND 1993

1. ORGANIZATION:

CRICO of Trailway Pond II Limited Partnership (the "Partnership") was formed as a limited partnership under the laws of the state of Minnesota on December 26, 1990, for the purpose of owning and operating a rental housing project. According to the Partnership Agreement (the "Agreement"), the Partnership will terminate on December 31, 2030, if not terminated sooner. The project consists of 165 units located in the city of Burnsville, Minnesota, and operates under the name of Trailway Pond Apartments, Phase II (the "Project"). The general partner, CRICO of Trailway Pond II, Inc., a Delaware corporation, is affiliated with the managing general partner of the general partner of the entity that holds the mortgage loan which provides financing for the Project (Note 6). On January 1, 1992, CRICO of Iona, Inc., assigned its 99 percent limited partner interest in the Partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

Under the terms of the bonds issued to provide permanent financing for the Project, at least 20 percent of the completed project units must be occupied by individuals or families qualified as lower income tenants under certain sections of the Internal Revenue Code. At December 31, 1994 and 1993, the Project complied with this requirement.

2. GOING CONCERN:

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1994, the Partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. The Partnership's lender, Capital Realty Investors Tax-Exempt Fund Limited Partnership ("CRITEF"), has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage. CRITEF has indicated that it will not foreclose on the Project through January 2, 1996; however, it has not represented that it will not sell or assign its rights under the mortgage loan agreement in 1995 or exercise its rights subsequent to January 2, 1996. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result should the Partnership be unable to continue as a going concern.

Should CRITEF sell or assign its rights under the mortgage loan agreement, management plans to consider its options.

3. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Partnership in preparing its financial statements.

BASIS OF ACCOUNTING

The Partnership's financial statements have been prepared on the accrual basis of accounting used for income tax purposes, in accordance with the Agreement. The principal differences between this basis and generally accepted accounting principles ("GAAP") are that an intangible asset has been recognized for income tax purposes representing the value to the Partnership of its favorable financing and that assets were written up to their fair values at the time of the transfer. The favorable financing asset is being amortized for income tax purposes on a straight-line basis over the remaining life of the mortgage loan.

Management believes that the Federal income tax treatment of the respective items entering into the determination of taxable loss is supportable based on its interpretation of the Internal Revenue Code and the related regulations, public rulings, and court decisions in effect as of the date of this report. Since the Federal income tax treatment of certain items may be based on conflicting or imprecise authoritative pronouncements, such treatment may be successfully challenged by the Internal Revenue Service.

The transfer of the 99 percent limited partner interest from CRICO of Iona, Inc., to CRICO Minnesota Holdings, Inc., resulted in a fair value determination of the assets transferred in excess of their respective book values in the amount of $1,170,345. Accordingly, the 1992 financial statements were restated to reflect this step-up in value, net of the related depreciation for 1992. The effect of this restatement increased the previously reported net loss for the year ended December 31, 1993, by $46,517.

FAVORABLE FINANCING

Assets, liabilities and operations of the former partnership, Trailway Pond II Limited Partnership, were transferred on January 2, 1991, in full satisfaction of the previous partnership's indebtedness. Upon transfer, assets and liabilities were recorded at their respective fair values, and an intangible asset was recognized representing the value to the Partnership of the favorable financing provided by the Project's mortgage loan. According to Federal income tax rules and regulations, the sales price equates to the face value of the indebtedness assumed. According to Federal income tax rules and regulations, the favorable financing asset is being amortized on a straight-line basis over the remaining life of the mortgage loan.


DEPRECIATION

Depreciation is computed under Federal income tax rules and regulations as follows.
                                         LIFE
                                        (YEARS)                BASIS
                                        -------                -----
Building and improvements                27.5      Straight line
Furniture, fixtures and equipment         7.0      200% declining balance

Repairs and maintenance are expensed as incurred, while major improvements are capitalized in the applicable asset accounts. Additions to building and improvements in 1994 totaled $18,000. This amount consists of $9,267 of costs capitalized for gutters and $8,733 of costs capitalized for drain tiling built for erosion control.

INCOME TAXES

No provision for Federal income taxes is reflected in these financial statements since the loss of the Partnership is included in the individual income tax returns of the respective partners.

4. PARTNERSHIP AGREEMENT:

The general partner and the limited partner, CRICO Minnesota Holdings, Inc., have a 1 and 99 percent ownership interest, respectively, in the Partnership. In accordance with the Agreement, the general partner contributed $1 to the Partnership, and the limited partner contributed $99.

Cash flow, as defined, is to be distributed at the discretion of the general partner (a) for the payments of all debts, liabilities, and reasonable and necessary expenses of operating the Partnership when due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, and (c) to the partners, pro rata, in accordance with their Partnership interests. Capital proceeds from the sale, refinancing, or other disposition of the Partnership's property will be distributed (a) for the payment of all debts and liabilities of the Partnership then due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, (c) to the partners in the amounts of their capital contributions, and (d) to the partners, pro rata, in accordance with their percentage interests.

5. MANAGEMENT AGREEMENTS:

During fiscal 1993, CRICO Management of Minnesota, Inc. ("CRICO"), a related party to the general partner, was manager of the property, with management fees payable monthly at 3.75 percent of gross revenues with an annual incentive fee of 0.5 percent of gross revenues, as defined by the agreement. During 1993, an incentive fee of $5,760 was paid for the prior year.

Effective February 1, 1994, the property management responsibilities were assigned from CRICO to CAPREIT Residential Corporation ("CAPREIT"), an unrelated entity. Management fees are payable to CAPREIT at the same rate and terms as under the agreement with CRICO. As of December 31, 1994 and 1993, management fees paid were $44,849 and $48,868, respectively. Of the 1994 management fee amount paid, management fees of $7,226 were paid to CRICO. During 1994, no incentive fees were paid.

6. MORTGAGE LOAN PAYABLE:

Permanent financing for the project was provided through the issuance of tax-exempt bonds by the city of Burnsville, Minnesota, in the total amount of $10,030,000, which was evidenced by a mortgage loan agreement with CRITEF, a related party and the bond owner. As further security on the obligation, the Partnership assigned existing and future rents and leases to the mortgagee. The maturity date of the mortgage is ten years from the construction completion date, which was determined by CRITEF to be May 1, 1989. Upon maturity, all outstanding principal and interest, including base interest and construction period deferred base interest, is due and payable.

The mortgage loan, which is nonrecourse to the Partnership, provided for base interest and construction period deferred base interest at a rate of 2.195 and
7.805 percent, respectively, through May 1, 1989. From May 1, 1989, through the maturity date, base interest is payable at the rate of 10 percent per annum. Primary contingent interest is payable each quarter at the rate of 1.5 percent per annum, out of that quarter's net cash flow, as defined. In addition, supplemental contingent interest is payable each quarter, at the rate of 4.5 percent per annum, out of 50 percent of that quarter's net cash flow, as defined, remaining after deduction of primary contingent interest. If quarterly net cash flow is insufficient to pay contingent interest, primary contingent interest and supplemental contingent interest are deferred without interest until the earlier of the sale or refinancing of the Partnership occurs, as defined, but only if sufficient cash flow is generated from the sale or refinancing of the property. Because net cash flow in 1994 and 1993 was not sufficient to cover primary contingent interest, these amounts were not accrued for, in accordance with Federal income tax rules and regulations. The unpaid primary contingent interest balances at December 31, 1994 and 1993, were $852,550 and $702,100, respectively. The unpaid supplemental contingent interest balances at December 31, 1994 and 1993, were $2,557,650 and $2,106,300, respectively. Pursuant to terms of the Partnership Agreement, interest is also accrued on base interest payable, compounded at the base interest rate. As of December 31, 1994, the balance is $450,866. Because this amount is payable out of available cash flow after the payment of all current and accrued base interest and all current and accrued servicing fees, it is not recorded on the books of the Partnership.

The following schedule presents interest deferred, interest paid, and accrued interest for the years ended December 31, 1994 and 1993.

                                                       CURRENTLY
                               DEFERRED     PAYABLE      TOTAL
                               --------     -------    ---------
ACCRUED INTEREST AT
 DECEMBER 31, 1992            $2,282,898  $1,044,827
                              ----------  ----------
    Base interest                      -   1,003,000   $1,003,000
    Primary
     contingent
     interest                    150,450           -      150,450
    Supplemental
     contingent
     interest                    451,350           -      451,350
    Interest on base
     interest                    159,088           -      159,088
                              ----------  ----------   ----------
    Total 1993
     interest
     incurred                    760,888   1,003,000   $1,763,888
                                                       ==========
    Interest paid
     from operations                   -    (449,564)
                              ----------  ----------
ACCRUED INTEREST AT
 DECEMBER 31, 1993             3,043,786   1,598,263
                              ----------  ----------
    Base interest                      -   1,003,000    1,003,000
    Primary                      150,450           -      150,450
     contingent
     interest
    Supplemental                 451,350           -      451,350
     contingent
     interest
    Interest on base
     interest                    215,480           -      215,480
                              ----------  ----------   ----------
    Total 1994
     interest
     incurred                    817,280   1,003,000   $1,820,280
                                                       ==========
    Interest paid
     from operations                   -    (450,387)
    Interest paid
     from reserves                     -     (10,000)
                              ----------  ----------
ACCRUED INTEREST AT
 DECEMBER 31, 1994            $3,861,066  $2,140,876
                              ==========  ==========

The Partnership was required to pay the servicer a mortgage servicing fee equal to 0.625 percent of the outstanding principal balance of the loan. The fee is payable monthly on each base interest payment date, after payment of debt service on the mortgage loan. In 1994 and 1993, all amounts for these fees were accrued but not paid because there was insufficient cash flow to pay full debt service due.

As discussed in Note 2, the Partnership was in default under the terms of the mortgage loan agreement at December 31, 1994.

7. REAL ESTATE TAXES AND SPECIAL ASSESSMENTS PAYABLE:

During fiscal 1994, a real estate tax refund for $40,895 was received for overpayment of 1993 and 1992 taxes. This refund, net of $12,349 of tax appeal fees, is netted against 1994 real estate tax expense in the accompanying statement of operations.

A special assessment tax has been levied against the Partnership from an assessment performed several years ago. The total amount outstanding from the assessment at December 31, 1994 and 1993, was $72,695 and $84,736, respectively. Of these amounts, $12,041 of principal was paid during fiscal 1994 and 1993, respectively.

8.  ESCROW DEPOSITS:
In 1994 and 1993, cash and investments held by the bond trustee consist of the following.

                                         REAL ESTATE
                                           TAX AND        RESERVE FOR
                                          INSURANCE      REPLACEMENTS
                                           ESCROW          ESCROW            TOTAL
                                         ----------      ------------        -----
BALANCE AT DECEMBER                     $  94,778         $125,220         $ 219,998
 31, 1992
Deposits                                  232,271           44,400           276,671
Withdrawals:
      Insurance                           (19,425)               -           (19,425)
      Taxes                              (230,289)               -          (230,289)
      Special
       assessment                         (20,740)               -           (20,740)
      Replacement
       funding                                  -          (34,655)          (34,655)
      Interest earned                       2,761            3,853             6,614
      Tax refund                           14,646                -            14,646
                                        ---------         --------         ---------
BALANCE AT DECEMBER 31, 1993               74,002          138,818           212,820
Deposits
Withdrawals:                              249,271           47,173           296,444
      Insurance                           (14,319)               -           (14,319)
      Taxes                              (248,137)               -          (248,137)
      Debt service                        (10,000)               -           (10,000)
      Replacement                               -          (25,716)          (25,716)
       funding
      Interest earned                       3,048            4,462             7,510
      Tax refund                           16,364                -            16,364
                                        ---------         --------         ---------
BALANCE AT DECEMBER 31, 1994            $  70,229         $164,737         $ 234,966
                                        =========         ========         =========

REAL ESTATE TAX AND INSURANCE ESCROW

Per the mortgage loan agreement (see Note 6), the Partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes, special assessments, and insurance premiums into the real estate tax and insurance escrow account maintained by the servicer. During 1994 and 1993, the Partnership made all required deposits into this escrow.

RESERVE FOR REPLACEMENTS ESCROW

The Partnership is also required to make monthly deposits into the reserve for replacements escrow account maintained by the servicer, as specified in the above-mentioned mortgage loan agreement. The fund is to be used for the replacement of project assets. The required annual deposit into the reserve for replacements account is $44,400, to be deposited in equal monthly installments until such time as the balance in the reserve equals or exceeds $250,000. Thereafter, no monthly deposits are required unless the balance falls below $250,000.

9.  RELATED-PARTY TRANSACTIONS:

CRICO of Trailway Pond I Limited Partnership is an affiliate of the Partnership and owns a complex known as Trailway Pond Apartments. Both the Project and Trailway Pond Apartments are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. As of December 31, 1994, there are no receivables or payables from the related entity.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF PROFIT AND LOSS-                                            U.S. Department of Housing and Urban Development
INCOME TAX BASIS                                                         Office of Housing
All amounts must be rounded to the nearest dollar;                       Federal Housing Commissioner
$.50 and over, round up - $.49 and below, round down.                              OMB Approval No. 2502-0052(Exp. 8/31/89)
------------------------------------------------------------------------------------------------------------------------------------
        For Month/Period              For Month/Period          Project Number:    Project Name:
            Beginning                      Ending

         January 1, 1994                December 31, 1994                          CRICO of Trailway Pond II Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
Part I  Description of Account                                                    Acct. No.
-----------------------------------------------------------------------------------------------------------------------------------
        Rental Income - 5100
          Apartments or Member Carrying Charges (Coops)                             5120       $1,238,767
        --------------------------------------------------------------------------------------------------
          Tenant Assistance Payments                                                5121
        --------------------------------------------------------------------------------------------------
          Furniture and Equipment                                                   5130
        --------------------------------------------------------------------------------------------------
          Stores and Commercial                                                     5140         $1,660
        --------------------------------------------------------------------------------------------------
          Garage and Parking Spaces                                                 5170         $2,735
        --------------------------------------------------------------------------------------------------
   5      Flexible Subsidy Income                                                   5180
        --------------------------------------------------------------------------------------------------
   0      Miscellaneous (specify)                                                   5190
        --------------------------------------------------------------------------------------------------
   0      Total Rent Revenue Potential at 100% Occupancy                                                          $1,243,162
        --------------------------------------------------------------------------------------------------------------------------
   0    Vacancies - 5200
         Apartments                                                                 5220         ($74,614)
        --------------------------------------------------------------------------------------------------
   R      Furniture and Equipment                                                   5230
        --------------------------------------------------------------------------------------------------
   e      Stores and Commercial                                                     5240
        --------------------------------------------------------------------------------------------------
   v      Garage and Parking Spaces                                                 5270
        --------------------------------------------------------------------------------------------------
   e      Miscellaneous (specify)                                                   5290
        --------------------------------------------------------------------------------------------------
   n      Total Vacancies                                                                                           $(74,614)
        -------------------------------------------------------------------------------------------------------------------------
   u      Net Rental Revenue (Rent Revenue Less Vacancies)                                                        $1,168,548
        -------------------------------------------------------------------------------------------------------------------------
   e    Elderly and Congregate Services Income - 5300
          Total Service Income (Schedule Attached)                                  5300                                  $0
        -------------------------------------------------------------------------------------------------------------------------
   A    Financial Revenue - 5400
   c      Interest Income - Project Operations                                      5410
        --------------------------------------------------------------------------------------------------
   c      Income from Investments - Residual Receipts                               5430
        --------------------------------------------------------------------------------------------------
   o      Income from Investments - Reserve for Replacement                         5440         $5,295
        --------------------------------------------------------------------------------------------------
   u      Income from Investments - Miscellaneous                                   5490         $3,446
        --------------------------------------------------------------------------------------------------
   n      Total Financial Revenue                                                                                     $8,741
        -------------------------------------------------------------------------------------------------------------------------
   t    Other Revenue - 5900
        --------------------------------------------------------------------------------------------------
   s      Laundry and Vending                                                       5910        $29,212
        --------------------------------------------------------------------------------------------------
          NSF and Late Charges                                                      5920         $2,911
        --------------------------------------------------------------------------------------------------
          Damages and Cleaning Fees                                                 5930         $2,808
        --------------------------------------------------------------------------------------------------
          Forfeited Tenant Security Deposits                                        5940         $2,157
        --------------------------------------------------------------------------------------------------
          Other Revenue (specify) Application Fees, Forfeitures & Reimbursements    5990        $24,691
        --------------------------------------------------------------------------------------------------
          Total Other Revenue                                                                                        $61,779
        -------------------------------------------------------------------------------------------------------------------------
          Total Revenue                                                                                           $1,239,068
-----------------------------------------------------------------------------------------------------------------------------------
        Administrative Expenses - 6200/6300
   6      Advertising                                                               6210        $40,199
        --------------------------------------------------------------------------------------------------
   0      Other Renting Expense                                                     6250        $20,598
        --------------------------------------------------------------------------------------------------
   0      Office Salaries                                                           6310        $31,269
        --------------------------------------------------------------------------------------------------
   0      Office Supplies                                                           6311         $2,580
        --------------------------------------------------------------------------------------------------
          Office or Model Apartment Rent                                            6312         $9,264
        --------------------------------------------------------------------------------------------------
   P      Management Fee                                                            6320        $45,420
        --------------------------------------------------------------------------------------------------
   r      Manager or Superintendent Salaries                                        6330        $14,865
        --------------------------------------------------------------------------------------------------
   o      Manager or Superintendent Rent Free Unit                                  6331         $1,788
        --------------------------------------------------------------------------------------------------
   j      Legal Expenses (Project)                                                  6340         $1,215
        --------------------------------------------------------------------------------------------------
   e      Auditing Expenses (Project)                                               6350        $11,700
        --------------------------------------------------------------------------------------------------
   c      Bookkeeping Fees/Accounting Services                                      6351
        --------------------------------------------------------------------------------------------------
   t      Telephone and Answering Service                                           6360         $7,015
        --------------------------------------------------------------------------------------------------
          Bad Debts                                                                 6370         $2,024
        --------------------------------------------------------------------------------------------------
   E      Miscellaneous Administrative Expenses (specify) Business Expenses         6390        $21,997
        --------------------------------------------------------------------------------------------------
   x      Total Administrative Expenses                                                                            $209,934
        -------------------------------------------------------------------------------------------------------------------------
   p    Utilities Expense - 6400
   e      Fuel Oil/Coal                                                             6420
        --------------------------------------------------------------------------------------------------
   n      Electricity                                                               6450        $21,136
        --------------------------------------------------------------------------------------------------
   s      Water                                                                     6451        $11,339
        --------------------------------------------------------------------------------------------------
   e      Gas                                                                       6452        $43,071
        --------------------------------------------------------------------------------------------------
   s      Sewer                                                                     6453        $21,326
        --------------------------------------------------------------------------------------------------
          Total Utilities Expense                                                                                    $96,872
        -------------------------------------------------------------------------------------------------------------------------
          Total Expenses ( Carry forward to page 2)                                                                $306,806
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Balance from
                                                                        Acct. No      Page 1                 $306,806
-----------------------------------------------------------------------------------------------------------------------------------
        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510           $ 25,573
        -------------------------------------------------------------------------------------------
          Janitor and Cleaning Supplies                                 6515            $1,104
        -------------------------------------------------------------------------------------------
          Janitor and Cleaning Contract                                 6517            $9,894
        -------------------------------------------------------------------------------------------
          Exterminating Payroll/Contract                                6519            $1,256
        -------------------------------------------------------------------------------------------
   6      Exterminating Supplies                                        6520
        -------------------------------------------------------------------------------------------
   0      Garbage and Trash Removal                                     6525           $12,031
        -------------------------------------------------------------------------------------------
   0      Security Payroll/Contract                                     6530
        -------------------------------------------------------------------------------------------
   0      Grounds Payroll                                               6535
        -------------------------------------------------------------------------------------------
          Grounds Supplies                                              6536           $2,707
        -------------------------------------------------------------------------------------------
   P      Grounds Contracts                                             6537            $6,473
        -------------------------------------------------------------------------------------------
   r      Repairs Payroll                                               6540           $26,793
        -------------------------------------------------------------------------------------------
   o      Repairs Material                                              6541           $22,558
        -------------------------------------------------------------------------------------------
   j      Repairs Contract                                              6542            $8,038
        -------------------------------------------------------------------------------------------
   e      Elevator Maintenance/Contract                                 6545            $3,209
        -------------------------------------------------------------------------------------------
   c      Heating/Cooling Repairs Maintenance                           6546            $2,978
        -------------------------------------------------------------------------------------------
   t      Swimming Pool Maintenance/Contract                            6547            $1,831
        -------------------------------------------------------------------------------------------
          Snow Removal                                                  6548            $2,607
        -------------------------------------------------------------------------------------------
   E      Decorating Payroll/Contract                                   6560
        -------------------------------------------------------------------------------------------
   x      Decorating Supplies                                           6561
        -------------------------------------------------------------------------------------------
   p      Vehicle & Maintenance Equipment Operation and Repairs         6570              $711
        -------------------------------------------------------------------------------------------
   e      Miscellaneous Operating & Maintenance Expense                 6590           $25,653
        -------------------------------------------------------------------------------------------
   n      Total Operating & Maintenance Expenses                                                             $153,416
        ---------------------------------------------------------------------------------------------------------------------------
   s    Taxes and Insurance - 6700
   e      Real Estate Taxes-Net of refund of $28,546                    6710          $199,934
        -------------------------------------------------------------------------------------------
          Payroll Taxes (FICA)                                          6711           $14,702
        -------------------------------------------------------------------------------------------
   A      Miscellaneous Taxes, Licenses, and Permits                    6719            $2,000
        -------------------------------------------------------------------------------------------
   c      Property and Liability Insurance (Hazard)                     6720            $6,134
        -------------------------------------------------------------------------------------------
   c      Fidelity Bond Insurance                                       6721
        -------------------------------------------------------------------------------------------
   o      Workmen's Compensation                                        6722            $4,519
        -------------------------------------------------------------------------------------------
   u      Health Insurance & Other Employee Benefits                    6723            $4,818
        -------------------------------------------------------------------------------------------
   n      Other Insurance (specify)                                     6729
        -------------------------------------------------------------------------------------------
   t      Total Taxes and Insurance                                                                          $232,107
        ---------------------------------------------------------------------------------------------------------------------------
   s    Financial Expenses - 6800
          Interest on Bonds Payable                                     6810
        -------------------------------------------------------------------------------------------
          Interest on Mortgage Payable                                  6820        $1,003,000
        -------------------------------------------------------------------------------------------
          Interest on Notes Payable (Long-Term)-Special Assessment      6830            $7,616
        -------------------------------------------------------------------------------------------
   c      Interest on Notes Payable (Short-Term)                        6840
        -------------------------------------------------------------------------------------------
   o      Mortgage Insurance Premium/Service Charge                     6850           $62,688
        -------------------------------------------------------------------------------------------
   n      Miscellaneous Financial Expenses-Bond Issue Fee               6890           $12,537
        -------------------------------------------------------------------------------------------
   t      Total Financial Expenses                                                                              $1,085,841
        ---------------------------------------------------------------------------------------------------------------------------
   i    Elderly and Congregate Service Expenses
   n      Total Service Expenses - Schedule Attached                    6900
        --------------------------------------------------------------------------------------------------------------------------
   u      Total Cost of Operations before Depreciation                                                     $1,778,170
        --------------------------------------------------------------------------------------------------------------------------
   e      Profit (Loss) before Depreciation                                                                ($539,102)
        --------------------------------------------------------------------------------------------------------------------------
   d      Depreciation (Total) - 6600 (specify) and Amortization        6600                                $ 612,708
        --------------------------------------------------------------------------------------------------------------------------
          Operating Profit or (Loss)                                                                     ($1,151,810)
        --------------------------------------------------------------------------------------------------------------------------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110
        -------------------------------------------------------------------------------------------
          Legal Expenses (Entity)                                       7120
        -------------------------------------------------------------------------------------------
          Taxes (Federal-State-Entity)                                  7130-32
        -------------------------------------------------------------------------------------------
          Other Expenses (Entity)                                       7190
        -------------------------------------------------------------------------------------------
          Total Corporate Expenses                                                                                 $0
        --------------------------------------------------------------------------------------------------------------------------
        Net Profit or (Loss)                                                                             ($1,151,810)
-----------------------------------------------------------------------------------------------------------------------------------
        Miscellaneous or other Income & Expense Sub-account Groups.  If miscellaneous or other and/or expense sub-accounts
        (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.
-----------------------------------------------------------------------------------------------------------------------------------
Part II 1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less
            or more than those required under the mortgage.
                                                                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
        2. Replacement Reserve deposits required by the
            Regulatory Agreement or Amendment thereto, even if
            payments may be temporarily suspended or waived.                                                  $17,700
------------------------------------------------------------------------------------------------------------------------------------
        3. Replacement or Painting Reserve releases which are
            included as expense items on this Profit and Loss
            Statement.                                                                                             $0
-----------------------------------------------------------------------------------------------------------------------------------
        4. Project improvement Reserve Releases under the
            Flexible Subsidy Program that are included as
            expense items on this Profit and Loss Statement.                                                       $0
------------------------------------------------------------------------------------------------------------------------------------

                                                                      SCHEDULE 1

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

           SUPPLEMENTAL SCHEDULE TO HUD STATEMENT OF PROFIT AND LOSS
                               (INCOME TAX BASIS)
                      FOR THE YEAR ENDED DECEMBER 31, 1994

ACCOUNT NO. 5990 - OTHER REVENUE:
   Corporate office income    $ 7,619
   Application fees             5,110
   Bad debt collections         1,240
   Forfeitures                  2,043
   Reimbursements and           4,326
    entertainment room
    rental
   Other                        4,353
                              -------
           Total other
            revenue           $24,691
                              =======
ACCOUNT NO. 6390 -
 MISCELLANEOUS
 ADMINISTRATIVE EXPENSE:
   Employee relations and
    business expenses         $ 6,951
   Computer and corporate
    unit expenses               7,220
   Security deposit
    interest expense            5,379
   Other                        2,447
                              -------
           Total
            miscellaneous
            administrative
            expense           $21,997
                              =======
ACCOUNT NO. 6590 -
 OPERATING AND MAINTENANCE
 EXPENSE:
   Floor and wood             $13,503
    replacement
   Grounds and land             4,941
   Roof                         3,200
   Plumbing                     2,041
   Other                        1,968
                              -------
           Total operating
            and maintenance
            miscellaneous
            expense           $25,653
                              =======
ACCOUNT NO. 6250 - OTHER
 RENTING EXPENSE:
   Rental concessions         $11,667
   Resident retention           3,569
   Credit report expense        5,133
   Other                          229
                              -------
           Total other
            renting expense   $20,598
                              =======